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                                                                    EXHIBIT 23.6


[LICHTER, WEIL & ASSOCIATES LETTERHEAD]


                         CONSENT OF INDEPENDENT AUDITORS


To the Stockholders and Directors of eSat, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of our restated report dated March 29, 2000 relating to the financial statements of eSat, Inc., for the year ended December 31, 1998.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


/s/ LICHTER, WEIL & ASSOCIATES
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Los Angeles, California
May 21, 2001